SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 23, 2003

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 1500, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 443 - 6500

Item 9.  Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”)

In accordance with Securities and Exchange Commission’s (the “SEC”) Release 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On April 23, 2003, Flowserve Corporation (the “Company”) announced via press release the Company’s preliminary results for its first quarter ended March 31, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference.  This Form 8-K and the attached exhibit are furnished to, but not filed with, the SEC.

Exhibit Index

(99.1)  Press release, dated April 23, 2003, issued by the Company.

Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION

By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date:  April 23, 2003.